Equity Financing Transactions of the Daughter Companies (Tables)	12 Months Ended
Dec. 31, 2019
Equity [Abstract]
Summary of Proceeds Received from Financial Transactions
During the year ended December 31, 2017, the Company’s publicly-traded subsidiaries, Teekay Tankers and Teekay LNG, and prior to the 2017 Brookfield Transaction on September 25, 2017, Altera, completed the following public offerings and private placements of equity securities.

	Number of shares / units #	Total Proceeds Received $	Less: Teekay Corporation Portion $	Offering Expenses $	Net Proceeds Received $
2017
Teekay Tankers Continuous Offering Program (4)	475,000	8,826	—	(305)	8,521
Teekay Tankers Private Placement (4)	269,397	5,000	(5,000)	—	—
Teekay Tankers Direct Equity Placement (1)(4)	1,721,903	25,897	(25,897)	—	—
Altera Private Placements (2)	6,521,518	29,817	(17,160)	(212)	12,445
Teekay Tankers Direct Equity Placement (3)(4)	11,122,193	151,262	(14,025)	—	137,237
Teekay LNG Preferred B Units Offering	6,800,000	170,000	—	(5,589)	164,411

(1)	In May 2017, Teekay Tankers issued Class B common stock to the Company as consideration for its acquisition of the remaining 50% interest in TTOL.

(2)
During 2017, Altera issued common units (including the general partner's 2% proportionate capital contribution) as a payment-in-kind for the distributions on Altera's 8.60% Series C-1 Cumulative Convertible Perpetual Preferred Units (or the Series C-1 Preferred Units) and 10.50% Series D Cumulative Convertible Perpetual Preferred Units (or the Series D Preferred Units) and on Altera's common units and general partner interest held by subsidiaries of Teekay.

In June 2016, Altera agreed with Teekay that, until the Altera's NOK bonds maturing in 2018 had been repaid, all cash distributions (other than with respect to distributions, if any, on incentive distribution rights) to be paid by Altera to Teekay or its affiliates, including Altera's general partner, would instead be paid in common units or from the proceeds of the sale of common units. During 2017, Altera issued Teekay 2.4 million common units (including the general partner's 2% proportionate capital contribution) as a payment-in-kind for the distributions on Altera's Series D Preferred Units, common units and general partner interest held by subsidiaries of Teekay. During 2017, Altera issued common units (including the general partner's 2% proportionate capital contribution) as a payment-in-kind for the interest due on Altera's $200 million loan due to Teekay. Altera issued Teekay 1.7 million common units (including the general partner's 2% proportionate capital contribution) as a payment-in-kind for the loan interest.

(3)
In November 2017, Teekay Tankers issued Class A common shares to the shareholders of TIL as consideration for the Teekay Tankers' acquisition of the remaining 88.7% interest (including Teekay Parent's 8.2% interest) in TIL. The shares had an approximate value of $151.3 million, or $1.70 per share, when the purchase price was agreed between the parties.

(4)	Number of shares for historical equity financing transactions have been adjusted for Teekay Tankers' one-for-eight reverse stock split completed in November 2019.